SUMMIT MUTUAL FUNDS, INC.                            EX-99.906 CERT
ITEM 11(a)(2) TO FORM N-CSR

                      SECTION 906 CERTIFICATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Summit Mutual Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Pinnacle Series of Summit Mutual Funds, Inc. for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Pinnacle Series of Summit Mutual Funds, Inc.

/s/   Steven R. Sutermeister              /s/   Thomas G. Knipper
--------------------------------------    -------------------------------
Steven R. Sutermeister                    Thomas G. Knipper
President and Chief Executive Officer,    Vice President, Controller
Summit Mutual Funds, Inc.                 and Chief Compliance Officer,
                                          Summit Mutual Funds, Inc.